THIRD AMENDMENT OF
                        CREDIT AGREEMENT


          THIS THIRD AMENDMENT OF CREDIT AGREEMENT (the "Amendment"), dated as of October 27, 1995, by and among E&B MARINE INC., a Delaware corporation, CENTRAL MARINE SUPPLY INC., a New Jersey corporation, E & B MARINE SUPPLY, INC., a New Jersey corporation, E & B MARINE SUPPLY, INC., a Maryland corporation, E&B MARINE SUPPLY (FLORIDA) INC., a Delaware corporation, JAMES BLISS & CO., INC., a Massachusetts corporation, GOLDBERGS' MARINE DISTRIBUTORS, INC., a Delaware corporation, SEA RANGER MARINE INC., a Delaware corporation and KRISTA CORPORATION, a Delaware corporation (collectively, the "Companies"; individually, a "Company"), and UNITED JERSEY BANK (successor in interest to United Jersey Bank/Central, N.A.) (the "Bank").


                      W I T N E S S E T H:

          A. The Companies and the Bank entered into a Credit Agreement dated as of June 6, 1994, as amended by the First Amendment of Credit Agreement, Security Agreement and Pledge Agreement dated as of September 12, 1994 and as further amended by the Second Amendment of Credit Agreement dated as of March 8, 1995 (as further amended supplemented or otherwise modified, the "Credit Agreement"), pursuant to which the Bank agreed to provide certain financial accommodations to the Companies, all upon the terms and subject to the conditions set forth therein;

          B. The Companies have informed the Bank that E&B Marine proposes to effect a transaction (the "Transaction") pursuant to which E&B Marine would exchange shares of its common stock, par value $0.001 per share (the "Common Stock), for certain options, warrants and other rights to acquire shares of Common Stock, as more particularly described in the draft form of exchange offer letter, a copy of which has been furnished to the Bank;

          C. The Companies have requested the Bank to modify certain of the covenants contained in the Credit Agreement in connection with the Transaction as more specifically provided for below in this Amendment; and

          D. The Bank is willing to modify such covenants contained in the Credit Agreement, upon the terms and subject to the conditions set forth below.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Capitalized terms used in this Amendment shall have the same meanings given them in the Credit Agreement, unless otherwise defined herein.

          2. Sections 9.1(b), (c) and (d) of the Credit Agreement are hereby amended such that compliance with the terms of the financial covenants set forth in such subsections shall be computed without regard to the effects of any compensation expense arising as a result of consummation of the Transaction; provided that, notwithstanding the foregoing, any compensation expense in excess of $900,000 arising as a result of the consummation of the Transaction shall be taken into account, as applicable, in connection with the computation of the financial covenants contained in such subsections.

          3. In order to induce the Bank to enter into this Amendment, each Company hereby represents and warrants to the Bank that:

               (a) no Default or Event of Default has occurred and is continuing on and as of the date hereof;

               (b) each of the Credit Documents, after giving effect to this Amendment, continues to be in full force and effect and to constitute the legal, valid and binding obligation of each Company that is a party thereto, enforceable against each Company in accordance with its terms;

               (c) the representations and warranties made by each Company in or pursuant to the Credit Documents, or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, are each true and correct in all material respects on and as of the date hereof as though made as of such date (unless any such representation or warranty speaks as of a particular date, in which case it shall be deemed repeated as of such date).

          4. This Amendment shall become effective upon the satisfaction of the following conditions:

               (a) the Bank shall have received a copy hereof, duly executed and delivered on behalf of each Company; and

               (b) the Companies shall have paid all expenses of the Bank, including, without limitation, reasonable counsel fees, in connection with the preparation, execution and delivery of this Amendment.

           5. This Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute one agreement.

          6. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New
Jersey, without giving effect to principles of conflicts law.

          7. Except as amended and otherwise modified hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect in accordance with their respective terms.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                         E&B MARINE INC., a Delaware corporation


                         By: /s/ Walfrido A. Martinez
                            _________________________________
                            Name:  Walfrido A. Martinez
                            Title: Senior Vice President and
                                   Chief Financial Officer


                         CENTRAL MARINE SUPPLY INC., a New Jersey corporation


                         By: /s/  Walfrido A. Martinez
                            _______________________________
                            Name:  Walfrido A. Martinez
                                   Vice President and
                                   Chief Financial Officer


                         E & B MARINE SUPPLY, INC., a New Jersey
                         corporation


                         By: /s/ Walfrido A. Martinez
                            ----------------------------
                            Name:  Walfrido A. Martinez
                                   Vice President and
                                   Chief Financial Officer

                         E & B MARINE SUPPLY, INC., a Maryland
                         corporation


                         By: /s/ Walfrido A. Martinez
                            -----------------------------
                            Name:  Walfrido A. Martinez
                                   Vice President and
                                   Chief Financial Officer


                         E&B MARINE SUPPLY (FLORIDA) INC., a
                         Delaware corporation


                         By: /s/ Walfrido A. Martinez
                            -----------------------------
                            Name:  Walfrido A. Martinez
                                   Vice President and
                                   Chief Financial Officer


                         JAMES BLISS & CO., INC., a Massachusetts corporation


                         By: /s/ Walfrido A. Martinez
                            ------------------------------
                            Name:  Walfrido A. Martinez
                                   Vice President and
                                   Chief Financial Officer


                         GOLDBERGS' MARINE DISTRIBUTORS, INC., a
                         Delaware corporation


                         By: /s/ Walfrido A. Martinez
                            -------------------------------
                            Name:  Walfrido A. Martinez
                                   Vice President and
                                   Chief Financial Officer


                         SEA RANGER MARINE INC., a Delaware
                         corporation


                         By: /s/ Walfrido A. Martinez
                            --------------------------------
                            Name:  Walfrido A. Martinez
                                   Vice President and
                                   Chief Financial Officer


                         KRISTA CORPORATION, a Delaware
                         corporation


                         By: /s/ Walfrido A. Martinez
                            --------------------------------
                            Name:  Walfrido A. Martinez
                                   Vice President and
                                   Chief Financial Officer


                         UNITED JERSEY BANK


                         By: /s/ Robert Williams
                            -----------------------------
                            Name:  Robert Williams
                            Title: Vice President